UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 June 18, 2004




                           JONES APPAREL GROUP, INC.
            (Exact Name of registrant as specified in its charter)

       Pennsylvania                1-10746              06-0935166
(State or Other Jurisdiction  (Commission File  (IRS Employer Identification
    of Incorporation)              Number)                No.)


                            250 Rittenhouse Circle
                               Bristol, PA 19007
                   (Address of principal executive offices)

                                (215) 785-4000
             (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 18, 2004, Jones Apparel Group, Inc. ("Jones") and Maxwell Shoe Company Inc. ("Maxwell") issued a press release announcing that Jones and Maxwell had entered into a definitive merger agreement under which Jones would acquire all of the Class A Common Stock of Maxwell at a price of $23.25 per share in cash. A copy of the press release is attached as Exhibit 99.1 to this report.




ITEM 7. EXHIBITS

99.1 Press Release issued by Jones Apparel Group, Inc. and Maxwell Shoe Company Inc. on June 18, 2004.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JONES APPAREL GROUP, INC.,

                                         By: /s/ Wesley R. Card
                                             ---------------------------------
                                             Name:  Wesley R. Card
                                             Title: Chief Operating and
                                                    Financial Officer


Date: June 18, 2004



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EXHIBIT INDEX

Exhibit
No.         Description
-------     -----------
99.1        Press Release issued by Jones Apparel Group, Inc. and Maxwell Shoe
            Company Inc. on June 18, 2004.